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                                                                   EXHIBIT 10.19


                                 MORTGAGE DEED


         KNOW ALL MEN BY THESE PRESENTS, that on this 15th day of September, 1998, LEISURE TIME HOSPITALITY, INC., the Grantor, for the purposes hereinafter mentioned in consideration of Five Hundred Forty Five Thousand Dollars ($545,000.00), received to its full satisfaction from LISA LEMON, INC., a Pennsylvania Corporation authorized to do business in Ohio, the Grantee, does give, grant, bargain, sell and convey unto Grantee, their representatives, heirs and assigns, the real estate described in Exhibit A and made a part hereof; and all the estate, title and interest which Grantor now have or hereafter may have either at law or in equity of, in and to the said real estate, together with all rents and other revenues thereof and any and all easements, tenements, hereditaments and appurtenances belonging or in any wise appertaining to the above described premises, all buildings now or hereafter erected thereon, and all right, title and interest of the Grantor either at law or in equity in and to all fixtures now or at any time hereafter attached to or used in any way in connection with the use, operation and occupation of the above described real estate. All of the property hereinbefore mentioned is hereinafter referred to as the "mortgaged property."

         To have and to hold the mortgaged property unto the Grantee, its representatives, heirs and assigns, for the uses and purposes therein expressed, namely, for the purpose of securing:

         FIRST: Payment of the principal of and interest on a Mortgage Note of even date executed by LEISURE TIME HOSPITALITY, INC., in the amount of Five Hundred Forty Five Thousand Dollars with interest at the rate of 10 percent per annum, subject to the provisions of said Note, and containing provisions for the payment thereof upon the terms as set forth on said Note.

         In addition to the rights granted to the Grantee pursuant to Paragraph FIFTH hereof, and in addition to the debt or other obligations secured hereby, this Mortgage Deed shall also secure unpaid balances or advances made by Grantee, with respect to the mortgaged property for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the mortgaged property as provided for in Section 5301.233 of the Revised Code of Ohio.

         SECOND: Payment by to the Grantee of all sums expended or advanced by Grantee pursuant to any term or provision of this Mortgage Deed.



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         THIRD: Performance and observance of each covenant and agreement of
Grantor herein contained.

         FOURTH: Payment by Grantor to Grantee of all other liabilities and indebtedness, direct or contingent, now or hereafter owing by Grantor to Grantee.

         FOR THE CONSIDERATION AFORESAID, Grantor covenants and agrees with Grantee as follows, to wit:

         FIRST: that at the time of the ensealing and delivery of these presents Grantor is well seized of the mortgaged property as a good and indefeasible estate in fee simple and has good right to bargain and sell the same in the manner and form as above written; that the mortgaged property is free and clear of all encumbrances, except restrictions, conditions, reservations, covenants, leases and easements of record, zoning ordinances, taxes and assessments, both general and special, not yet due and payable, and that Grantor will warrant and defend the title to the mortgaged property forever against the claims and demands of all persons whomsoever, except as aforesaid.

         SECOND: Grantor will keep all buildings and other insurable property now or hereafter erected or placed in or on said mortgaged property insured against loss by fire and other hazards, casualties and contingencies, in an amount not less than 90% of its insurable value, excluding foundations. All such insurance shall be carried in companies approved by the Grantee which approval shall not be unreasonably withheld or delayed and shall include a provision making loss payment to Grantee as Grantee's interest may appear. The policies of insurance shall be delivered to and held by Grantee and Grantor will promptly pay when due all premiums for such insurance. Not less then ten days prior to the expiration of any policy of insurance, Grantor will deliver to Grantee a certificate evidencing renewal of new policies in like amounts covering the same risks. Should any loss occur to the mortgaged property, Grantor will promptly give notice by mail to Grantee for such loss or damage. In the event of foreclosure of this mortgage, all right, title and interest of Grantor in and to any insurance policy then in force shall pass to the Grantee who is hereby appointed attorney-in-fact for Grantor to assign and transfer such policies.

         THIRD: Grantor acknowledges that on the date this Mortgage Deed is filed for record, the property is unoccupied and in a state of disrepair. Grantor will not commit further waste upon the property, however Grantor will have the right to remodel and repair the property in order to use the property as a hotel business. In its use of the property, including any repairs and remodeling to the property, Grantor will comply in all material respects with all laws, ordinances and regulations affecting said property or its use.

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         FOURTH: Grantor will pay before they become delinquent, all taxes
(both general and special), assessments, water rates, sewer services or other governmental or municipal charges, fines, or impositions lawfully levied or assessed against the mortgaged property, or any part thereof, or upon the rents, income and profits thereof, so that the lien and priority of this Mortgage shall be fully preserved and will allow no payment of any taxes, assessments or governmental charges by a third party with subrogation attaching; nor permit the mortgaged property or any part thereof to be sold or forfeited for any tax, assessment or governmental charge whatsoever. Grantor will deliver proof of payment of each real estate tax payment to the Grantee upon request therefore from the Grantee. Not withstanding anything herein to the contrary, Grantor shall be permitted to contest any taxes and assessments or other charges assessed against the mortgaged property, so long as Grantor does so in good faith and in a diligent fashion.

         FIFTH: In case the Grantor fails to make payment of any taxes, assessments, liens, insurance premiums or any other charges herein covenanted by Grantor to be paid at the time when the same shall become due and payable subject to Grantor's right to contest as set forth above, or shall default in the performance of any other covenant hereunder, then in such case after first giving Grantor ten (10) days prior written notice of its intention to do so, the Grantee in Grantee's discretion, but no obligation is hereby imposed upon Grantee so to do, or any receiver appointed hereunder, may make payment of any such sums and perform any such covenants in respect of which there has been a default, and the Grantor agrees promptly to repay any sums so advanced, without demand, with interest at the rate of ten, with interest as aforesaid, shall be secured and shall be included or allowed in any percent per annum from the date of such payments or advances and such sums so advanced or expended judgment or decree in any foreclosure suit or other proper judicial proceeding, but no such advance shall relieve the Grantor of the consequences of any such default.

         SIXTH: Grantor will execute, acknowledge and deliver all and every further assurance in law or for the better assuring, conveying, assigning and transferring unto Grantee all and singular the mortgaged property hereby conveyed, assigned or transferred or intended so to be or which Grantor may be or hereafter become bound to convey, assign or transfer to Grantee, in such manner as Grantee shall reasonably require. All awards of damages in connection with any condemnation for public use of or injury to any of said mortgaged property are hereby assigned and shall be paid to Grantee, who may apply the same to payment of the installments last due under said Note, and the Grantee is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances thereof and to appeal from any such award.

         SEVENTH: An event of default shall be deemed to have taken place within the meaning of this Mortgage Deed in case:

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            (a) Default shall be made in making any payment under the said
Mortgage Note or on account of any other indebtedness of Grantor to Grantee; however prior to the exercise of its rights under this Mortgage Deed, Grantee shall provide written notice to the Grantor specifying such default and Grantor shall have five (5) days following such notice to cure such default.

            (b) Default shall be made in the performance or observance of any covenant or agreement of the Grantor herein contained; and such default shall continue for a period of thirty (30) days after Grantor has received written notice of such default (provided, however, that if such default cannot reasonably be cured within such thirty (30) day period, then Grantor shall not be deemed to be in default so long as Grantor commences to cure such default within said thirty (30) day period and diligently pursues same to completion.

            (c) Default shall be made in the performance or observation of any covenant, condition or agreement on the part of Grantor to be kept or performed under any contract, agreement, note, mortgage, pledge, guaranty or any other instrument or document now or hereafter executed and delivered by Grantor to evidence, as security for, or in connection with any indebtedness of Grantor to Grantee;

            (d) Grantor shall abandon any of the mortgaged property or shall sell, lease, convey or transfer (or contract to sell, lease, convey or transfer) all or any part of the mortgaged property.

            (e) Grantor shall assign all or any part of the rents and profits of the mortgaged property without first obtaining Grantee's written consent or, by the cancellation, surrender or modification of any existing lease (or in any other manner) the security for the payments of the indebtedness hereby secured shall be in any manner impaired;

            (f) Any party liable for the indebtedness hereby secured shall make a general assignment for the benefit of creditors, become insolvent or file a petition of voluntary bankruptcy or shall file a petition or answer seeking reorganization of such party or an arrangement or composition, extension or readjustment of his or her indebtedness or consent to the appointment of a receiver or trustee of any such party or his or her property to any part thereof; or

            (g) A petition for proceedings in bankruptcy or for the reorganization of any party liable for the indebtedness hereby secured or for an arrangement or composition, extension or readjustment of the indebtedness of any such party shall be filed against him or her and he or she shall admit the material allegations thereof or an order, judgment or decree

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shall be made approving such petition, or a receiver or trustee of any such party or his or her property or any part thereof shall be appointed; and in any and every such case provided for in this Paragraph SEVENTH, the security hereby created shall become enforceable and the Grantee may proceed forthwith to enforce as hereafter set forth.

            EIGHTH: In case the security hereby created shall become enforceable as hereinbefore provided, the Grantee may, in Grantee's discretion, declare all sums secured hereby and any and all other indebtedness of Grantor to Grantee immediately due and payable and in that event, the Grantor agrees that Grantor will make payment of said sums accordingly.

            NINTH: In case the security hereby created shall become enforceable as hereinabove provided, the Grantee may take possession of the mortgaged property, manage it and collect rents, issues and profits therefrom and apply the same, less reasonable costs of collection, upon the indebtedness hereby secured, and all leases, rents, issues and profits of the mortgaged property, after the security shall become enforceable, are hereby assigned and mortgaged to the Grantee as additional security for the indebtedness secured hereby. Any and all of the rights and remedies granted by this Paragraph NINTH shall accrue and become available to the Grantee whether or not a receiver has been appointed or a foreclosure action has been commenced.

            TENTH: In case the security hereby created shall become enforceable as hereinbefore provided, the Grantee may take appropriate judicial proceedings or proceed with any right or remedy, independent of or in aid of the power of entry hereinbefore conferred, as Grantee may deem best for the protection and enforcement of Grantee's rights hereunder or to foreclose the lien hereof, or to enforce any right or remedy available to Grantee under the laws of the State of Ohio, or to cause the mortgaged property to be sold as a whole or in parcels under the judgment or decree of a court or courts of competent jurisdiction, or may proceed to protect and enforce Grantee's rights by any other proper legal or equitable remedy as Grantee shall deem most effectual.

            ELEVENTH: Upon commencement of any judicial proceedings to enforce any right under this Mortgage Deed, the court in which such proceeding is brought, at any time thereafter, without reference to the then value of the mortgaged property, to the use of said property as a homestead or to the solvency or insolvency of any person liable for said indebtedness or other grounds for extraordinary relief, may appoint a receiver for the benefit of Grantee with power to take possessions of the mortgaged property, manage, rent and collect the rents, issues and profits thereof and such rents, issues and profits when collected may be applied toward the payment of any indebtedness then due and secured hereby and the costs, taxes, insurance or other items necessary for the protection and preservation of the mortgaged property, including the expenses of such receivership.

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            TWELFTH: Grantor will claim the benefit of any stay, extension, valuation, appraisement or redemption law now or at any time hereafter in force.

            THIRTEENTH: Every right and remedy provided in this Mortgage Deed shall be cumulative of every other right or remedy of Grantee whether herein or by law conferred and may be enforced concurrently therewith and no acceptance of the performance of any obligation as to which Grantor shall be in default, or waiver of particular or single performance of any obligation or observance of any covenant, shall be construed as a waiver of the obligation or covenant or as a waiver of any other default then, theretofore or thereafter existing. The invalidation of any provisions of this mortgage shall in no way affect the validity of any other provision hereof.

            FOURTEENTH: Grantee may, at any time, deal in any way with Grantor or grant to Grantor any indulgences or forebearances and/or and extensions of the time of payment of any indebtedness secured hereby, or a release of liability for the payment of any such indebtedness. No such act or acts of Grantee shall affect the personal liability of any other person for the payment of the indebtedness secured hereby or the lien of this Mortgage Deed upon the remainder of the mortgaged property for the full amount of the indebtedness secured hereby.

            FIFTEENTH: The term "Grantor" wherever used in this Mortgage Deed shall include not only the persons signing this Mortgage Deed, but also any person or persons who guarantees or hereafter may assume payment of any and all of the indebtedness secured hereby, together with the respective heirs, representatives, successors and assigns of such persons, and the term "Grantee" wherever used in this mortgage shall include any lawful owner, holder, or pledgee of any indebtedness secured hereby.

            PROVIDED, ALWAYS, that if the Grantor shall pay unto the Grantee the principal of and interest on the said Mortgage Note, when and as the same shall become due and payable, whether by acceleration or otherwise, and shall pay any and all other sums payable under said Mortgage Note or under this Mortgage Deed or secured by this Mortgage Deed, then and in that case, the premises hereby conveyed and all rights and interests therein and thereto shall revert to the Grantor and the estate, right, title and interest of the Grantee therein shall thereupon cease, determine and become void, and in such case the Grantee shall execute and deliver to the Grantor, at the Grantor's cost, an appropriate release and discharge of this Mortgage Deed in a form to be recorded.

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            IN WITNESS WHEREOF, the Mortgage Deed has been executed at
Cleveland, Ohio, this day and year first above written.




SIGNED, ACKNOWLEDGED AND
DELIVERED IN THE PRESENCE OF:          LEISURE TIME HOSPITALITY,
                                       INC.
                                       by:
-----------------------------------       /S/
                                       -----------------------------------------
                                                                         GRANTOR
-----------------------------------

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 STATE OF OHIO                      )
                                    )SECTIONS
 CUYAHOGA COUNTY                    )

            BEFORE ME, a Notary Public in and for said County and State, did personally appear the above named ________________________, __________________
of LEISURE TIME HOSPITALITY, INC. who acknowledged that he did sign the foregoing instrument, and that the same is his free act and deed.

            IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, at Cleveland, Ohio, this 15th day of September, 1998.

                                                       /s/
                                                    ----------------------------
                                                                   NOTARY PUBLIC


This instrument prepared by:
Don P. Brown
Attorney at law
10 Center St.
Chagrin Falls Ohio 44022
440-247-9100

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                                   EXHIBIT A



                               LEGAL DESCRIPTION


The property referred to in this Mortgage Deed is described as follows:

Situated in the City of Cleveland, County of Cuyahoga and State of Ohio and known as part of Original 100 Acre Lot No. 346 and is bounded and described as follows:

The beginning point is on the Southeasterly line of Marginal Road (so called) it being the Northwesterly line of land described in a deed from the City of Cleveland to Union Properties, Inc., dated November 13, 1952 and recorded in Volume 7653, Page 52 Cuyahoga County Deed Records, at the Northeasterly corner of land conveyed to Norwalk Truck Lines, Inc., to Trammell Crow deed dated December 9, 1959 and recorded in Volume 9784, Page 158 of Cuyahoga County Deed Records;

Course 1 Thence South 32 degrees 23' 30" East along the Northeasterly line of land conveyed to Trammell Crow as aforesaid and the Southeasterly prolongation thereof 311.66 feet;

Course 2 Thence North 57 degrees 36' 30" East 320.00 feet;

Course 3 Thence North 32 degrees 23' 30" West, parallel with Course 1, and distant Northeasterly 320.00 feet by rectangular measurement therefrom 413.44 feet to the Southeasterly line of said Marginal Road;

Course 4 Thence Southwesterly along said Southeasterly line of Marginal Road, it being a curved line deflecting to the left 337.52 feet to the place of beginning, said curved line having a radius of 963.00 feet and a chord which bears South 39 degrees 58' 00" West 335.79 feet.

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